UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 29, 2014

TECO ENERGY, INC.

(Exact name of registrant as specified in its charter)

Florida	1-8180	59-2052286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 North Franklin Street, Tampa Florida	33602
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (813) 228-1111

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02: Results of Operations and Financial Condition

See the Press Release dated April 29, 2014 furnished as Exhibit 99.1 and incorporated herein by reference, reporting on TECO Energy, Inc.’s financial results for the three months ended March 31, 2014.

Section 9 – Financial Statements and Exhibit

Item 9.01: Financial Statements and Exhibit

(d)	Exhibit

99.1	Press Release dated April 29, 2014 reporting on TECO Energy, Inc.’s financial results for the three months ended March 31, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2014	TECO ENERGY, INC.
(Registrant)

\s\ S. W. Callahan
S. W. CALLAHAN
Senior Vice President-Finance & Accounting and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release dated April 29, 2014 reporting on TECO Energy, Inc.’s financial results for the three months ended March 31, 2014.